UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2023

3D SYSTEMS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34220	95-4431352
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 Three D Systems Circle
Rock Hill, South Carolina 29730
(Address of Principal Executive Offices) (Zip Code)

(803) 326-3900

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	DDD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Current Report on Form 8-K/A amends the Current Report on Form 8-K, dated December 4, 2023, that was filed with the Securities and Exchange Commission (the “SEC”) on December 6, 2023 (the “Original Current Report”) by 3D Systems Corporation (the “Company”) concerning the Company’s decision to engage Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements as of and for the fiscal year ending December 31, 2024 (the “2024 Audit”) following the completion of the audit of the Company’s consolidated financial statements as of and for the fiscal year ended December 31, 2023 by BDO USA, P.C. (“BDO”) and the issuance of BDO’s reports thereon (the “2023 Audit”).

Item 4.01. Changes in Registrant’s Certifying Accountant.

As previously announced in the Original Current Report, the Audit Committee of the Board of Directors (the “Audit Committee”) of the Company, with the assistance of management, issued a Request for Proposal (“RFP”) regarding the Company’s engagement of an independent registered public accounting firm for the 2024 Audit. Thereafter, the Audit Committee conducted a comprehensive, competitive RFP process. The Audit Committee invited several firms to participate in this RFP process.

(b) New Independent Registered Public Accounting Firm

On August 13, 2024 (the “Engagement Date”), following the completion of the 2023 Audit and the dismissal of BDO, the Audit Committee engaged Deloitte as the Company’s independent registered public accounting firm for the 2024 Audit.

During the two most recent fiscal years ended December 31, 2023 and December 31, 2022, and during the subsequent interim period through the Engagement Date, neither the Company nor anyone on its behalf consulted with Deloitte regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that Deloitte concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instruction thereto), or (iii) any reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

3D SYSTEMS CORPORATION

Date: August 13, 2024	By:	/s/ Jeffrey D. Creech
Jeffrey D. Creech
Executive Vice President and Chief Financial Officer